                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)         April 27, 2001
                                                  ------------------------------


                         LARGE SCALE BIOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                 000-31275                                 77-0154648
--------------------------------               ----------------------                   ---------------------------
  (State or other jurisdiction                       (Commission                              (I.R.S. Employer
         of incorporation)                           File Number)                            Identification No.)


  3333 Vaca Valley Parkway, Suite 1000
          Vacaville, California                                                                     95688
----------------------------------------                                                      ----------------
(Address of principal executive offices)                                                          (Zip Code)


Registrant's telephone number, including area code        (707) 446-5501
                                                   -----------------------------

Item 5: Other Events

         Adoption of Stockholder Rights Plan.

         On April 27, 2001, the Board of Directors of Large Scale Biology Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.001 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on May 4, 2001 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or (ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right, when exercisable, entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of the Company, at a price of $45.00, subject to adjustment. Subject to certain exceptions, the Rights will be exercisable ten days after a person or group (except for certain excluded persons) acquires beneficial ownership of 15% or more of the Company's outstanding Common Shares or ten business days after a person or group announces its intention to make a tender or exchange offer upon consummation of which such person or group would beneficially own 15% or more of the Company's outstanding Common Shares. The rights will be redeemable by the Board at any time prior to the time a person or group acquires 15% or more of the Company's outstanding Common Stock and under certain other circumstances at a redemption price of $0.001 per Right. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Equiserve Trust Company, as Rights Agent. A summary of the Rights and Rights Agreement is attached as Exhibit C to the Rights Agreement, which is included as Exhibit 4.1 hereto.

Item 7: Financial Statements and Exhibits.

         (c) Exhibits

         4.1 Rights Agreement dated April 27, 2001, between the Company and Equiserve Trust Company, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on May 4, 2001.)

         99.1 Press release of the Company released May 4, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2001

                                         LARGE SCALE BIOLOGY CORPORATION


                                         By:   /s/ Robert L. Erwin
                                            -----------------------------------
                                            Robert L. Erwin
                                            Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
-------

99.1     Press release of the Company released May 4, 2001.